Class I – LSEIX

(a series of Northern Lights Fund Trust III)

Supplement dated October 15, 2021 to

the Prospectus and Statement of Additional Information dated February 1, 2021

Effective October 15, 2021, shareholders of the Persimmon Long/Short (the “Fund”) approved Dakota Wealth, LLC (“Dakota”) as adviser to the Fund. Therefore, all references to Persimmon Capital Management, LP in the Fund’s prospectus and statement of additional information are replaced with Dakota.

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You should read this Supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information, dated February 1, 2021, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-233-8300.

Please retain this Supplement for future reference.